Exhibit 99.2




                           JOINT FILING AGREEMENT

         The undersigned parties hereby agree that the Schedule 13D filed herewith (and any amendments thereto) relating to the common stock of NYMAGIC, Inc. is being filed jointly on behalf of each of them with the Securities and Exchange Commission pursuant to Section 13(d) of the Securities Exchange Act of 1934, as amended, and hereby authorizes and appoints each of William Jeter Michaelcheck and Charles Raymond Howe II as attorney in fact and agent of the undersigned, with full power of substitution, to execute such Schedule 13D and any amendments thereto.


March 4, 2002


                                 MARINER PARTNERS, INC.

                                 By: /s/  William Jeter Michaelcheck
                                     --------------------------------------
                                          William Jeter Michaelcheck,
                                          Chief Executive Officer

                                 /s/ Mark W. Blackman
                                 ------------------------------------------
                                 Mark W. Blackman


                                 BLACKMAN INVESTMENTS LLC

                                 By:  /s/ John N. Blackman, Jr.
                                     --------------------------------------
                                            John Blackman, Member


                                 By:  /s/ K.C. Blackman
                                     --------------------------------------
                                           Kathleen Blackman, Member


                                 BLACKMAN CHARITABLE REMAINDER TRUST

                                 By:  /s/ John N. Blackman, Jr., Trustee
                                     --------------------------------------
                                             John Blackman, Trustee


                                 LOUISE B. TOLLEFSON 2000 FLORIDA
                                 INTANGIBLE TAX TRUST DATED 12/12/00

                                 By:  /s/ Robert G. Simses, Trustee
                                     --------------------------------------
                                          Robert G. Simses, Trustee


                                 LOUISE B. BLACKMAN TOLLEFSON
                                 FAMILY FOUNDATION DATED 3/24/98

                                 By:  /s/ Robert G. Simses, Trustee
                                     --------------------------------------
                                           Robert G. Simses, Trustee


                                 LOUISE B. TOLLEFSON CHARITABLE
                                 LEAD ANNUITY TRUST DATED 3/30/00

                                 By:  /s/ Robert G. Simses, Trustee
                                     --------------------------------------
                                           Robert G. Simses, Trustee


                                 BENNETT H. TOLLEFSON CHARITABLE
                                 LEAD UNITRUST DATED 3/30/00

                                 By:  /s/ Robert G. Simses, Trustee
                                     --------------------------------------
                                            Robert G. Simses, Trustee